ALLEGIANT ADVANTAGE FUND

                   INSTITUTIONAL GOVERNMENT MONEY MARKET FUND
                         INSTITUTIONAL MONEY MARKET FUND
                    INSTITUTIONAL TREASURY MONEY MARKET FUND

        SUPPLEMENT DATED DECEMBER 31, 2009 TO THE STATEMENT OF ADDITIONAL
                       INFORMATION DATED OCTOBER 1, 2009

       THIS SUPPLEMENT PROVIDES NEW AND ADDITIONAL INFORMATION BEYOND THAT CONTAINED IN THE STATEMENT OF ADDITIONAL INFORMATION AND SHOULD BE
        READ IN CONJUNCTION WITH THE STATEMENT OF ADDITIONAL INFORMATION.

1. On December 31, 2009, the shareholders of Allegiant Advantage Fund ("Allegiant Advantage") approved the reorganization (the "Redomestication") of Allegiant Advantage from a Massachusetts business trust into a Delaware statutory trust pursuant to an Agreement and Plan of Reorganization, Conversion and Termination. The Redomestication will be effective on December 31, 2009. Accordingly, the disclosure changes described below are effective on December 31, 2009.

2. Effective end of business December 31, 2009, Allegiant Advantage Fund is renamed Allegiant Advantage Funds.

THE FIRST SENTENCE OF THE SECOND PARAGRAPH ON PAGE 1 IS REPLACED WITH THE
FOLLOWING:

         Allegiant Advantage Funds ("Allegiant Advantage") is a Delaware statutory trust that is the successor in interest to a Massachusetts business trust named Allegiant Advantage Fund that was organized on January 28, 1986. Prior to May 1, 2000, Allegiant Advantage was named The Parkstone Advantage Fund.

THE FIRST SENTENCE OF THE FIRST PARAGRAPH UNDER THE HEADING "TRUSTEES AND OFFICERS" ON PAGE 19 IS REVISED AS FOLLOWS:

         The business and affairs of Allegiant Advantage are managed under the direction of Allegiant Advantage's Board of Trustees in accordance with Delaware law and Allegiant Advantage's Agreement and Declaration of Trust.

THE TWO PARAGRAPHS UNDER THE HEADING "SHAREHOLDER AND TRUSTEE LIABILITY" ON PAGES 27-28 ARE REPLACED WITH THE FOLLOWING:

         Consistent with the Delaware Statutory Trust Act, Allegiant Advantage's Agreement and Declaration of Trust provides that shareholders of the Funds will not be subject in such capacity to any personal liability whatsoever to any person in connection with property of the Funds or the acts, obligations or affairs of the Funds. Shareholders of the Funds will have the same limitation of personal liability as is extended to stockholders of corporations organized under Delaware law. The Agreement and Declaration of Trust provides that no Trustee or officer of Allegiant Advantage shall be subject in such capacity to any personal liability whatsoever to any person, save only liability to the Funds or their shareholders for any act or omission that constitutes a bad faith violation of the implied contractual covenant of good faith and fair dealing for such Trustee's or officer's own willful misfeasance, bad faith, gross negligence or reckless disregard for such Trustee's or officer's duty to such person; and, subject to the foregoing exception, all such persons shall look solely to the property of the Funds for satisfaction of claims of any nature arising in connection with the affairs of the Funds. If any shareholder, Trustee or officer of Allegiant Advantage is made party to any suit or proceeding to enforce any such liability, subject to the foregoing exception (in the case of Trustees and officers), such shareholder, Trustee or officer shall not, on account thereof, be held to any personal liability.

THE FIRST THREE SENTENCES OF THE FIRST PARAGRAPH UNDER THE HEADING "DESCRIPTION OF SHARES" ON PAGE 35 ARE REPLACED WITH THE FOLLOWING:

         Allegiant Advantage is a Delaware statutory trust. Allegiant Advantage's Agreement and Declaration of Trust authorizes the Board of Trustees to issue an unlimited number of shares of beneficial interest and to classify or reclassify any issued or unissued shares of Allegiant Advantage into one or more additional classes or series by setting or changing in any one or more respects their respective preferences, conversion or other rights, voting powers, restrictions, limitations as to dividends, qualifications, and terms and conditions of redemption. Any such classification or reclassification will comply with the provisions of the 1940 Act.

3. Effective immediately, the Board compensation table on pages 26-27 is replaced with the following:

The following table summarizes the compensation for each of the Trustees of Allegiant Advantage for the fiscal year ended May 31, 2009:

                                                      Pension or
                                     Aggregate        Retirement Benefits                       Total Compensation
                                     Compensation     Accrued as Part of     Estimated Annual   from Allegiant
Name of                              from Allegiant   Allegiant              Benefits Upon      Advantage and Fund
Person, Position                     Advantage        Advantage's Expense    Retirement         Complex*

INDEPENDENT TRUSTEES

Robert D. Neary,
Chairman and Trustee                     $3,508                $0                   $0                $113,000

Dorothy A. Berry, Trustee                $2,486                $0                   $0                 $80,000

Kelley J. Brennan, Chairman of the
Audit Committee and Trustee              $3,048                $0                   $0                 $98,000

Richard W. Furst, Trustee                $2,456                $0                   $0                 $79,000

Dale C. LaPorte, Trustee                 $2,541(1)             $0                   $0                 $79,000

Kathleen Cupper Obert, Trustee           $2,456                $0                   $0                 $79,000

INTERESTED TRUSTEES

John G. Abunassar, President, CEO
and Trustee(2)                               $0                $0                   $0                      $0

John F. Durkott, Trustee                 $2,456                $0                   $0                 $79,000

Gerald L. Gherlein, Trustee              $2,456                $0                   $0                 $79,000

1 Dale C. LaPorte's aggregate compensation includes Deferred Compensation in the amount of $1,400 accrued during Allegiant Advantage's fiscal year ended May 31, 2009.

2 Mr. Abunassar resigned as Trustee of Allegiant Advantage effective August 13, 2009 and as President and CEO on September 18, 2009.

*Each Trustee also serves as a Trustee of Allegiant Funds.


   Please contact Allegiant Advantage at 1-800-364-4890 for more information.





          INVESTORS SHOULD RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE


                                                                    SP-SAI3-1209